UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2021 (March 10, 2021)

G&P Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40164	85-4357324
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Bellevue Avenue
Newport, Rhode Island 02840

(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	GAPA.U	New York Stock Exchange
Class A common stock, $0.0001 par value	GAPA	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	GAPA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 15, 2021, G&P Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 17,500,000 units (the “Units”), which does not include the exercise of the underwriters’ option to purchase additional 2,625,000 Units at the IPO price to cover over-allotments. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on February 12, 2021 (File No. 333-253089) (as amended, the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company in the amount of $175,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an underwriting agreement, dated March 10, 2021, by and between the Company and BMO Capital Markets Corp., as underwriter, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•	a warrant agreement, dated as of March 10, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•	a letter agreement, dated March 10, 2021 (the “Letter Agreement”), by and among the Company, the Sponsor and the Company’s executive officers and directors, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•	an investment management trust agreement, dated as of March 10, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•	a registration rights agreement, dated as of March 10, 2021, by and among the Company, the Company’s sponsor, G&P Sponsor, LLC (the “Sponsor”), and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•	a private placement warrants purchase agreement, dated as of March 10, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	an administrative services agreement, dated as of March 10, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of March 10, 2021, by and between the Company and Brendan T. O’Donnell, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of March 10, 2021, by and between the Company and Nicholas S. Schorsch, Jr., a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of March 10, 2021, by and between the Company and Joseph Marnikovic, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of March 10, 2021, by and between the Company and Michael R. Anderson, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of March 10, 2021, by and between the Company and Nicholas S. Schorsch, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of March 10, 2021, by and between the Company and Edward M. Weil, Jr., a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of March 10, 2021, by and between the Company and Leslie D. Michelson, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of March 10, 2021, by and between the Company and M. Therese Antone, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference; and

•	an indemnity agreement, dated as of March 10, 2021, by and between the Company and Nicholas Radesca, a copy of which is attached as Exhibit 10.14 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 7,250,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,250,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until thirty (30) days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2021, in connection with the IPO, Mr. Weil, Jr., Mr. Michelson, Sister M. Therese Antone and Mr. Radesca were appointed to the board of directors of the Company (the “Board”). Each of Mr. Michelson and Sister M. Therese Antone is an independent director. Effective March 10, 2021, Mr. Michelson, Sister M. Therese Antone and Mr. Radesca were appointed to the Audit Committee of the Board, with Mr. Radesca serving as the chair of the Audit Committee. Effective March 10, 2021, Mr. Michelson, Sister M. Therese Antone and Mr. Radesca were appointed to the Compensation Committee of the Board, with Sister M.  Therese Antone serving as the chair of the Compensation Committee. Effective March 10, 2021, Mr. Michelson, Sister M. Therese Antone and Mr. Radesca were appointed to the Nominating and Corporate Governance Committee of the Board, with Mr. Michelson serving as the chair of the Nominating and Corporate Governance Committee.

On March 10, 2021, in connection with their appointments to the Board, each of Mr. Weil, Jr., Mr. Michelson, Sister M. Therese Antone and Mr. Radesca entered into the Letter Agreement as well as an indemnity agreement with the Company. In addition, on February 24, 2021, the Sponsor transferred 25,000 shares of Class B common stock, par value $0.0001, of the Company to each of Mr. Michelson, Sister M. Therese Antone and Nicholas Radesca. Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and indemnity agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the indemnity agreements, copies of which are attached as Exhibit 10.1 and 10.11 through 10.14 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2021, in connection with the IPO, the Company adopted the second amended and restated certificate of incorporation (the “Second Amended and Restated Certificate of Incorporation”), effective the same date, which both amends and restates the provisions of the amended and restated certificate of incorporation of the Company. A copy of the Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

A total of $176,750,000, which amount includes $6,125,000 of the underwriters’ deferred discount, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest to pay dissolution expenses, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account (1) to the Company, until the completion of the Company’s initial business combination or (2) to the Company’s public stockholders, until the earliest of (a) the completion of the Company’s initial business combination and then only in connection with those shares of the Class A common stock that the Company’s public stockholders properly elected to redeem, subject to the limitations described Registration Statement, (b) the redemption of the public shares of the Class A Common Stock properly submitted in connection with a stockholder vote to amend the Second Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with the Company’s initial business combination or to redeem one-hundred percent (100%) of the Company’s public shares of the Class A Common Stock if the Company does not complete its initial business combination within twenty (20) months from the closing of the IPO (or twenty-four (24) months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination twenty (20) months from the closing of the IPO) or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (c) the redemption of all of the Company’s public shares of the Class A Common Stock if the Company has not completed its initial business combination within twenty (20) months from the closing of the IPO (or twenty-four (24) months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within twenty (20) months from the closing of this offering), subject to applicable law.

On March 10, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 10, 2021, by and between G&P Acquisition Corp. and BMO Capital Markets Corp.
3.1	Second Amended and Restated Certificate of Incorporation of G&P Acquisition Corp.
4.1	Warrant Agreement, dated as of March 10, 2021, by and between G&P Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated March 10, 2021, by and among G&P Acquisition Corp., G&P Sponsor, LLC and G&P Acquisition Corp.’s executive officers and directors.
10.2	Investment Management Trust Agreement, dated as of March 10, 2021, by and between G&P Acquisition Corp. and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated as of March 10, 2021, by and among G&P Acquisition Corp., G&P Sponsor, LLC and certain other security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated as of March 10, 2021, by and between G&P Acquisition Corp. and G&P Sponsor, LLC.
10.5	Administrative Services Agreement, dated as of March 10, 2021, by and between G&P Acquisition Corp. and G&P Sponsor, LLC.
10.6	Indemnity Agreement, dated as of March 10, 2021, by and between G&P Acquisition Corp. and Brendan T. O’Donnell.
10.7	Indemnity Agreement, dated as of March 10, 2021, by and between G&P Acquisition Corp. and Nicholas S. Schorsch, Jr.
10.8	Indemnity Agreement, dated as of March 10, 2021, by and between G&P Acquisition Corp. and Joseph Marnikovic.
10.9	Indemnity Agreement, dated as of March 10, 2021, by and between G&P Acquisition Corp. and Michael R. Anderson.
10.10	Indemnity Agreement, dated as of March 10, 2021, by and between G&P Acquisition Corp. and Nicholas S. Schorsch.
10.11	Indemnity Agreement, dated as of March 10, 2021, by and between G&P Acquisition Corp. and Edward M. Weil, Jr.
10.12	Indemnity Agreement, dated as of March 10, 2021, by and between G&P Acquisition Corp. and Leslie D. Michelson.
10.13	Indemnity Agreement, dated as of March 10, 2021, by and between G&P Acquisition Corp. and M. Therese Antone.
10.14	Indemnity Agreement, dated as of March 10, 2021, by and between G&P Acquisition Corp. and Nicholas Radesca.
99.1	Press Release, dated March 10, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G&P ACQUISITION CORP.

Date: March 15, 2021	By:	/s/ Joseph Marnikovic
Name: Joseph Marnikovic
Title: Chief Financial Officer and Treasurer